May 7, 2025
Sezzle Reports First Quarter 2025 Results
Raising Guidance as Demand Outpaces Expectations

Sezzle Inc. (NASDAQ:SEZL) (Sezzle or Company) // Purpose-driven digital payment platform, Sezzle, is pleased to update the market on key financial metrics for the quarter ended March 31, 2025.

“Our investments in innovation and consumer experience drove new highs in engagement and performance in the first quarter,” noted Charlie Youakim, Sezzle Chairman and CEO. “Stronger consumer activity and better-than-expected repayment trends propelled quarterly earnings above our expectations. These positive developments give us the confidence to raise our 2025 Net Income guidance by nearly 50% to $120 million.”

First Quarter 2025 Highlights
•Gross Merchandise Volume (GMV) reached $808.7 million in 1Q25, rising 64.1% YoY, fueled by increased Subscriber and On-Demand user engagement. Overall consumer purchase frequency rose to 6.1 times, up from 4.5 times in the prior year’s comparable period.
•Total Revenue grew 123.3% YoY to a new quarterly high of $104.9 million, benefiting from higher engagement and the sustained lift from the WebBank partnership. As a percentage of GMV, Total Revenue rose to 13.0%, surpassing the prior high of 11.5% in 4Q24.
◦As of March 31, 2025, Sezzle reported 658,000 Monthly On-Demand & Subscribers (MODS) (rounded to the nearest thousand). The sequential decline from 707,000 in 4Q24 is consistent with seasonal trends following the holiday shopping period.
•Total Operating Expenses increased 66.0% YoY to $55.0 million, but improved as a share of Total Revenue, dropping 18.2 points to 52.4%, reflecting continued operating leverage.
•Transaction Related Costs1 as a percentage of GMV dropped from 4.3% to 3.8% YoY, driven by better-than-expected credit performance, effective payment processing strategies, and reduced interest
1 See appendix for a reconciliation of non-GAAP financial measures.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

costs from improved facility terms compared to the prior year’s facility. In absolute terms, Transaction Related Costs rose 47.7% YoY to $31.0 million.
•Non-Transaction Related Operating Expenses2 increased 65.9% YoY to $26.9 million, but improved as a share of Total Revenue, declining 8.9 points to a new Company low of 25.6%. This continued decline is evidence of the Company’s ongoing focus on cost management and leveraging its infrastructure.
•Operating Income jumped 260.6% YoY to $49.9 million in 1Q25, outperforming the previous high of $30.9 million set in 4Q24. Operating Margin expanded by 18.2 points YoY to reach 47.6%.
•Supported by strong growth in Total Revenue and improved efficiency in Transaction Related Costs, Total Revenue Less Transaction Related Costs2 increased 184.5% to set a new quarterly high of $73.9 million. As a share of GMV and Total Revenue, the metric rose to 9.1% and 70.4%, respectively – representing gains of 3.8 and 15.1 points compared to 1Q24.
•In 1Q25, Net Income more than quadrupled YoY to $36.2 million — or 34.5% of Total Revenue —equating to Earnings per Diluted Share3 of $1.00, up from $0.22 in the prior comparable period.
•Adjusted EBITDA2 came in at $51.4 million, representing a 243.7% YoY growth and 49.0% of Total Revenue – an 17.1-point expansion from 1Q24.
•Continued growth in profitability fueled strong cash generation, with Cash Flow from Operations of $58.8 million in 1Q25, up from $38.6M in 1Q24.

Balance Sheet and Liquidity
•As of March 31, 2025, Sezzle had $120.9 million of cash and cash equivalents, $32.0 million of which was restricted.
•The Company had an outstanding principal balance of $70.8 million on its $150.0 million credit facility as of quarter end.

2 See appendix for a reconciliation of non-GAAP financial measures.
3 Per diluted share figures reflect 6-for-1 common stock split effective March 28, 2025.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Updated FY2025 Guidance
•The Company is increasing its FY2025 guidance to reflect the latest business trends:
oNet Income and Adjusted Net Income4: Raising both to $120.0 million from $80.4 million provided with 4Q24 earnings.
oNet Income and Adjusted Net Income per Diluted Share5: Increasing both to $3.25 from $2.21 provided with 4Q24 earnings.
oTotal Revenue Growth: New guidance of 60-65% versus 25-30% provided with 4Q24 earnings.
oTotal Revenue Less Transaction Related Costs4 as a percentage of Total Revenue: New guidance of 60%-65% compared to 55%-60% provided with 4Q24 earnings.
•The Company anticipates an effective tax rate of 25% for FY2025.

Initiatives Update
•Sezzle launched enhanced shopping and financials features designed to deepen engagement and streamline the end-to-end shopping experience.
oPay-in-56 (beta): Offers greater flexibility at the checkout with an additional payment option.
oEnhanced shopping tools: Price Comparison, Wishlist, and Auto-applied Coupons (beta) empower consumers to personalize their shopping journey, discover deals, and maximize savings.
oSezzle Balance: Streamlines repayment by enabling consumers to pay off purchases easily through their pre-loaded balance.
oMoney IQ: Rewards consumers for building financial knowledge through interactive learning modules.
4 See appendix for a reconciliation of non-GAAP financial measures.
5 Per diluted share figures reflect 6-for-1 common stock split effective March 28, 2025.
6 Pay-in-5 loans are originated by WebBank except loans in Iowa, Puerto Rico, and Canada.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

•Sezzle expanded its merchant network with Scheels, a premium sporting goods retailer with 30+ U.S. locations, and WHOP, a fast-growing digital marketplace for creators and online communities.

Upcoming Events
•The Company will host its 2025 Annual Meeting of Stockholders on June 10, 2025, at 5:00 p.m. (U.S. Eastern Time) via live webcast conducted exclusively online. Please refer to the definitive proxy statement filed on April 30, 2025, for the webcast link and further information regarding the event.
•Sezzle Management will participate in the upcoming investor conferences:
oMay 12, 2025: The 20th Annual Needham Technology, Media, & Consumer 1×1 Conference.
oMay 13, 2025: The 53rd Annual J.P. Morgan Global Technology, Media and Communications Conference.
oMay 21-22, 2025: B. Riley Securities 25th Annual Investor Conference.
oJune 25, 2025: 2025 Northland Growth Conference.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Quarterly Conference Call and Presentation
The Company will host its first quarter earnings conference call on May 7, 2025, at 5:00pm ET.

To register for the call, please navigate to: https://dpregister.com/sreg/10198853/feef6e099b

All participants can access the webcast using the following link: https://event.choruscall.com/mediaframe/webcast.html?webcastid=UmcWRTYP

Upon registration, participants will receive the dial-in number. Those without internet access or unable to pre-register may dial in by calling: 1-866-777-2509 (US/CA toll free) or 1-412-317-5413 (international toll). A replay will be available until May 14, 2025. To access the replay dial 1-877-344-7529 (US toll free) or 1-412-317-0088 (International toll). Replay access code: 8156740.

In conjunction with the earnings call, the Company will release its presentation on the Sezzle Investor Relations website before the call. Please navigate to the Sezzle Investor Relations website for the presentation that management will review on the call.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

1Q25 GAAP Operating Results

	For the three months ended
($ in thousands)	Mar. 31, 2025	Mar. 31, 2024	YoY Difference
Total Revenue	$104,912	$46,979	123.3%
Operating Expenses	$55,017	$33,144	66.0%
Operating Expenses as % of Total Revenue	52.4%	70.6%	(18.2 ppt)
Operating Expenses as % of GMV	6.8%	6.7%	0.1 ppt
Operating Income	$49,895	$13,835	260.6%
Operating Income as % of Total Revenue	47.6%	29.4%	18.2 ppt
Operating Income as % of GMV	6.2%	2.8%	3.4 ppt
Net Income	$36,164	$8,007	351.7%
Net Income as % of Total Revenue	34.5%	17.0%	17.5 ppt
Net Income per Diluted Share*	$1.00	$0.22	354.5%

1Q25 Non-GAAP Operating Results7

	For the three months ended
($ in thousands)	Mar. 31, 2025	Mar. 31, 2024	YoY Difference
Non-Transaction Related Operating Expenses	$26,899	$16,217	65.9%
Non-Transaction Related Operating Expenses as % of Total Revenue	25.6%	34.5%	(8.9 ppt)
Transaction Related Costs	$31,032	$21,008	47.7%
Transaction Related Costs as % of Total Revenue	29.6%	44.7%	(15.1 ppt)
Transaction Related Costs as % of GMV	3.8%	4.3%	(0.5 ppt)
Total Revenue Less Transaction Related Costs	$73,880	$25,971	184.5%
Total Revenue Less Transaction Related Costs as % of Total Revenue	70.4%	55.3%	15.1 ppt
Total Revenue Less Transaction Related Costs as % of GMV	9.1%	5.3%	3.8 ppt
Adjusted EBITDA	$51,442	$14,967	243.7%
Adjusted EBITDA Margin	49.0%	31.9%	17.1 ppt
Adjusted Net Income	$36,139	$9,361	286.1%
Adjusted Net Income Margin	34.4%	19.9%	14.5 ppt
Adjusted Net Income per Diluted Share*	$1.00	$0.26	284.6%

*Effective March 28, 2025, we performed a 6-for-1 stock split of the Company’s common stock, affected through a stock dividend. Share and per-share amounts have been retroactively adjusted.

7 See appendix for a reconciliation of non-GAAP financial measures.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Appendix - Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Expenses to Non-transaction Related Operating Expenses

	For the three months ended
($ in thousands)	March 31, 2025	March 31, 2024
Operating expenses	$55,017	$33,144
Transaction expense	(15,317)	(11,787)
Provision for credit losses	(12,801)	(5,140)
Non-transaction related operating expenses	$26,899	$16,217

Reconciliation of Operating Expenses to Transaction Related Costs

	For the three months ended
($ in thousands)	March 31, 2025	March 31, 2024
Operating expenses	$55,017	$33,144
Personnel	(15,048)	(11,025)
Third-party technology and data	(3,374)	(2,157)
Marketing, advertising, and tradeshows	(5,346)	(655)
General and administrative	(3,131)	(2,380)
Net interest expense	2,914	4,081
Transaction related costs	$31,032	$21,008

Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs

	For the three months ended
($ in thousands)	March 31, 2025	March 31, 2024
Operating income	$49,895	$13,835
Personnel	15,048	11,025
Third-party technology and data	3,374	2,157
Marketing, advertising, and tradeshows	5,346	655
General and administrative	3,131	2,380
Net interest expense	(2,914)	(4,081)
Total revenue less transaction related costs	$73,880	$25,971

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Reconciliation of Net Income to Adjusted EBITDA

	For the three months ended
($ in thousands)	March 31, 2025	March 31, 2024
Net income	$36,164	$8,007
Depreciation and amortization	274	227
Income tax expense	10,842	393
Equity and incentive-based compensation	1,273	905
Other (income) expense, net	(25)	92
Fair value adjustment on warrants	—	1,262
Net interest expense	2,914	4,081
Adjusted EBITDA	$51,442	$14,967

Reconciliation of Net Income to Adjusted Net Income and Adjusted Net Income per Diluted Share

	For the three months ended
($ in thousands, except for per share numbers)	March 31, 2025	March 31, 2024
Net income	$36,164	$8,007
Fair value adjustment on warrants	—	1,262
Other (income) expense, net	(25)	92
Adjusted net income	36,139	9,361
Diluted weighted-average shares outstanding*	36,171	35,765
Adjusted net income per diluted share*	$1.00	$0.26

*Effective March 28, 2025, we performed a 6-for-1 stock split of the Company’s common stock, affected through a stock dividend. Share and per-share amounts have been retroactively adjusted.

Investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Contact Information

Lee Brading, CFA Investor Relations +1 651 240 6001 InvestorRelations@sezzle.com	Erin Foran Media Enquiries +1 651 403 2184 erin.foran@sezzle.com

About Sezzle Inc.
Sezzle is a forward-thinking fintech company committed to financially empowering the next generation. Through its purpose-driven payment platform, Sezzle enhances consumers' purchasing power by offering access to point-of-sale financing options and digital payment services—connecting millions of customers with its global network of merchants. Centered on transparency, inclusivity, and ease of use, Sezzle empowers consumers to manage spending responsibly, take charge of their finances, and achieve lasting financial independence.

For more information visit sezzle.com.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Consolidated Balance Sheets

	As of
	March 31, 2025	December 31, 2024
(in thousands, except per share amounts)	(unaudited)	(audited)
Assets
Current Assets
Cash and cash equivalents	$88,893	$73,185
Restricted cash, current, including amounts held by variable interest entity ("VIE") of $7,088 and $4,096, respectively	14,942	4,850
Notes receivable	167,150	190,665
Allowance for credit losses	(20,522)	(26,103)
Notes receivable, net, including amounts held by VIE of $136,106 and $152,174, respectively	146,628	164,562
Other receivables, net	3,263	3,629
Prepaid expenses and other current assets	12,219	11,393
Total current assets	265,945	257,619
Non-Current Assets
Internally developed intangible assets, net	2,404	2,442
Operating right-of-use assets	768	800
Restricted cash, non-current	17,034	20,275
Deferred tax asset, net of $3,841 and $3,742 valuation allowance, respectively	11,616	16,905
Other assets	307	331
Total Assets	$298,074	$298,372

Liabilities and Stockholders' Equity
Current Liabilities
Merchant accounts payable	$65,380	$68,967
Other payables	10,239	7,455
Deferred revenue	4,126	4,234
Other current liabilities	21,854	25,021
Total current liabilities	101,599	105,677
Non-Current Liabilities
Operating lease liabilities	791	823
Line of credit, net of unamortized debt issuance costs of $910 and $1,008, respectively, held by VIE	69,890	103,992
Other non-current liabilities	32	45
Total Liabilities	172,312	210,537

Stockholders' Equity*
Common stock and additional paid-in capital, $0.00001 par value; 750,000 shares authorized; 35,072 and 34,786 shares issued, respectively; 33,965 and 33,735 shares outstanding, respectively	192,703	188,589
Treasury stock, at cost: 1,107 and 1,051 shares, respectively	(11,835)	(9,391)
Accumulated other comprehensive loss	(1,495)	(1,588)
Accumulated deficit	(53,611)	(89,775)
Total Stockholders' Equity	125,762	87,835
Total Liabilities and Stockholders' Equity	$298,074	$298,372

*Effective March 28, 2025, we performed a 6-for-1 stock split of the Company’s common stock, affected through a stock dividend. Share and per-share amounts have been retroactively adjusted.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Consolidated Statements of Operations and Comprehensive Income (unaudited)

	For the three months ended March 31,
(in thousands, except per share amounts)	2025	2024
Total revenue	$104,912	$46,979

Operating Expenses
Personnel	15,048	11,025
Transaction expense	15,317	11,787
Third-party technology and data	3,374	2,157
Marketing, advertising, and tradeshows	5,346	655
General and administrative	3,131	2,380
Provision for credit losses	12,801	5,140
Total operating expenses	55,017	33,144

Operating Income	49,895	13,835

Other Income (Expense)
Net interest expense	(2,914)	(4,081)
Other income (expense), net	25	(92)
Fair value adjustment on warrants	—	(1,262)
Income before taxes	47,006	8,400

Income tax expense	10,842	393

Net Income	36,164	8,007

Other Comprehensive Income
Foreign currency translation adjustment	93	1

Total Comprehensive Income	$36,257	$8,008

Net income per share*:
Basic	$1.07	$0.24
Diluted	1.00	0.22

Weighted-average shares outstanding*:
Basic	33,852	33,961
Diluted	36,171	35,765

*Effective March 28, 2025, we performed a 6-for-1 stock split of the Company’s common stock, affected through a stock dividend. Share and per-share amounts have been retroactively adjusted.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Consolidated Statements of Cash Flows (unaudited)

	For the three months ended March 31,
(in thousands)	2025	2024
Operating Activities:
Net income	$36,164	$8,007
Adjustments to reconcile net income to net cash provided from operating activities:
Depreciation and amortization	274	227
Provision for credit losses	12,801	5,140
Provision for other credit losses	3,956	1,078
Equity based compensation and restricted stock vested	1,273	905
Amortization of debt issuance costs	109	196
Fair value adjustment on warrants	—	1,262
Impairment losses on long-lived assets	66	—
(Gain) loss on sale of fixed assets	—	(17)
Deferred income taxes	5,289	—
Changes in operating assets and liabilities:
Notes receivable	5,134	21,953
Other receivables	(3,589)	(824)
Prepaid expenses and other assets	(796)	867
Merchant accounts payable	(3,631)	(175)
Other payables	2,779	278
Accrued and other liabilities	(898)	(797)
Deferred revenue	(109)	491
Operating leases	15	22
Net Cash Provided from Operating Activities	58,837	38,613

Investing Activities:
Purchase of property and equipment	(27)	(2)
Internally developed intangible asset additions	(281)	(338)
Net Cash Used for Investing Activities	(308)	(340)

Financing Activities:
Proceeds from line of credit	15,000	—
Payments to line of credit	(49,200)	(23,000)
Payments of debt issuance costs	(10)	(138)
Proceeds from stock option exercises	540	172
Repurchase of common stock	(2,444)	(3,795)
Net Cash Used for Financing Activities	(36,114)	(26,761)

Effect of exchange rate changes on cash	144	(26)
Net increase in cash, cash equivalents, and restricted cash	22,415	11,512
Cash, cash equivalents, and restricted cash, beginning of period	98,310	70,699
Cash, cash equivalents, and restricted cash, end of period	$120,869	$82,185

Noncash investing and financing activities:
Conversion of accrued profit-sharing incentive plan liabilities to stockholders' equity	$2,301	$—
Conversion of warrant liabilities to stockholders' equity	—	2,229

Supplementary disclosures:
Interest paid	$3,217	$4,167
Income taxes paid	94	—

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events.

Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; impact of macro-economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and gross merchandise value (GMV); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to maintain adequate access to capital in order to meet the capital requirements of our business; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification and other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) and the Company’s subsequent filings filed with the SEC. You are encouraged to read the Company's Annual Report and other filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties.. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Non-GAAP Financial Measures
To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non-transaction related operating expenses; adjusted net income; adjusted net income margin; adjusted net income per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the Company and investors are as follows:
•Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
•Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.
•Adjusted EBITDA is defined as GAAP net income, adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive–based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
•Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business’ unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

•Adjusted net income is defined as GAAP net income, adjusted for certain charges including the release of our deferred tax asset valuation allowance, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income. We believe that this financial measure is useful for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
•Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
•Adjusted net income per diluted share is defined as non-GAAP adjusted net income divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparison of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

•Total revenue less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
•Transaction related costs exclude significant expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
•Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

•Adjusted EBITDA and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive–based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
•Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
•Adjusted net income, adjusted net income margin, and adjusted net income per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and the release of our deferred tax asset valuation allowance which have been, and may be in the future, recurring GAAP expenses.
•Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
•These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
•Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
•Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402